SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

                        ACRODYNE COMMUNICATIONS, INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exhange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:___
      (2)   Aggregate number of securities to which transaction applies:______
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            __________________________________________________________________
      (4)   Proposed maximum aggregate value of transaction:__________________
      (5)   Total fee paid:___________________________________________________

[ ]   Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:___________________________________________
      (2)   Form, Schedule or Registration Statement No.:_____________________
      (3)   Filing Party:_____________________________________________________
      (4)   Date Filed:_______________________________________________________

                         ACRODYNE COMMUNICATIONS  INC.
                            516 Township Line Road
                              Blue Bell, PA 19422
                       --------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 To Be Held On

                                 June 9, 1997
                       --------------------------------

     The 1997 Annual Meeting of Shareholders (the "Meeting") of Acrodyne Communications, Inc. (the "Company"), will be held at the Company's offices at 516 Township Line Road, Blue Bell, PA 19422 on June 9, 1997 at 10:00 A.M., local time, for the following purpose:

     To consider and vote on proposals providing for the following matters:

(1) Election of four Directors of the Company to serve for the ensuing year and until their successors are elected.

(2)  Ratification of Price Waterhouse LLP as auditors of the Company.

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The record date for determining shareholders of record eligible to vote at the Annual Meeting is April 30, 1997.

                                            By Order of the Board of Directors

                                                /s/ Martin J. Hermann

						Martin J. Hermann, Secretary

                                                May 9, 1997

     Shareholders are invited to attend the meeting in person.

     Shareholders can help management avoid unnecessary expense and delays by promptly returning the enclosed proxy. Whether or not you expect to attend the meeting, it is important that your shares be represented. Therefore, please fill out, date, sign and return the proxy in the stamped and addressed envelope enclosed for your convenience.

                         ACRODYNE COMMUNICATIONS, INC.
                            516 Township Line Road
                              Blue Bell, PA 19422
                         ____________________________

                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 9, 1997

     The enclosed proxy is solicited by the Board of Directors of Acrodyne Communications, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's principal executive offices, Acrodyne Communications, Inc., 516 Township Line Road, Blue Bell, PA 19422, on June 9, 1997 at 10:00 A.M., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Solicitation of proxies will be made by mail, telephone and, to the extent necessary, personal interviews. Proxies may be solicited by officers and employees of the Company without additional compensation to them. All expenses incident to the preparation of proxy material and solicitation of proxies are to be paid by the Company. It is anticipated that on or about
May 9, 1997 this proxy statement and the enclosed form of proxy will be mailed to shareholders.

     The persons named in the accompanying proxy (the "Proxies") have advised the Company of their intention, if no contrary instructions are given, to vote the shares represented by the proxies received by them:

(i) FOR the election as directors of the Company of those persons designated as the Board of Directors nominees;

(ii) FOR ratification of Price Waterhouse LLP as auditors of the Company; and

in accordance with their best judgment on any other matters which may come before the Meeting. At this time, management knows of no other matters which are expected to come before the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted at the Meeting by notice in writing to the Secretary of the Company, or by attending the Meeting and voting in person. Attendance at a meeting will not, in and of itself, constitute revocation of a proxy.

                        Record Date and Share Ownership

     The Board of Directors (the "Board") of the Company has fixed the close of business on April 30, 1997 as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding classes of stock of the Company are
(i) its Common Stock, par value $.01 per share (the "Common Stock"), and
(ii) its 8% Convertible Redeemable Preferred Stock, par value $1.00 per share (The "8% Preferred Stock"). On the Record Date, there were issued and outstanding 4,434,270 shares of Common Stock, and 8,500 shares issued and outstanding of the 8% Preferred Stock.

                                    Voting

     The Common Stock and the 8% Preferred Stock are the only securities of the Company entitled to vote at the Meeting. At the Meeting, each share of Common Stock is entitled to one vote and each share of 8% Preferred Stock is entitled to 25 votes. There are no cumulative voting rights with respect to the Common Stock or the 8% Preferred Stock.

                                    Quorum

     The presence at the Meeting of the holders of a majority of the shares of stock outstanding on the Record Date, in person or by proxy, constitutes a quorum for the transaction of business by such holders at the Meeting.

                                Other Proposals

     The Board does not know of any matter other than the foregoing that is expected to be presented for consideration at the Meeting. However, if other matters properly come before the Meeting, the Proxies intend to vote thereon in accordance with their best judgment.

                      PROPOSAL I - ELECTION OF DIRECTORS

     At the Meeting four directors, who will constitute the entire Board, are to be elected to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. Should any of said nominees not remain a candidate at the time of the Meeting (a situation which is not now anticipated) proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substitutes nominated by the Board.

     Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting.

     The nominees of the Board of Directors are listed below, with certain information about each of them:
                                                            SERVED AS
NAME                 AGE     POSITION WITH COMPANY          DIRECTOR SINCE

A. Robert Mancuso    59      Chairman, President and CEO    May 1991

Martin J. Hermann    59      Director, Secretary and
                             General Counsel                May 1991

Dr. Elmer M. Lipsey  72       Director                      December 1993

Daniel D. Traynor    54       Vice President and
                              General Manager               June 1995
                              of Acrodyne Industries, Inc.

     Proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

              Directors and Executive Officers of the Registrant

     The following table sets forth certain information about the executive officers and directors of the Company. All officers and directors hold office until their respective successors are elected and qualified, or until their earlier resignation or removal.

NAME                         AGE     POSITION
--------------------------   ----    -----------------------------------------
A. Robert Mancuso.......      59     Chairman of the Board,
                                     President and Chief Financial Officer of
                                     the Company and Acrodyne Industries, Inc.
Martin J. Hermann.......      59     Director, Secretary and General Counsel
Dr. Elmer M. Lipsey.....      72     Director
Daniel D. Traynor.......      54     General Manager and Vice President of
                                     Acrodyne Industries, Inc.
Dr. Timothy P. Hulick...      54     Vice President--Engineering of Acrodyne
                                     Industries, Inc.

     A. ROBERT MANCUSO has been Chairman of the Board and President of the Company since its inception in May 1991. From July 1991, until January 1993, he was president of R.M. Hudson Co., Inc., financial consultants for mergers and acquisitions. From January 1987 to June 1991, he served as vice president of Reichhold Chemicals, a specialty chemical company. From January 1987 to June 1991, he also served as president of RBH Dispersions, another specialty chemical company. From July 1986 to December 1989, he was senior vice president of Polychrome Corporation, a manufacturer of film and printing plates for the ink industry, and president and chief executive officer of Polychrome Chemicals, a specialty chemical manufacturer. Reichhold Chemicals, RBH Dispersions, Polychrome Corporation and Polychrome Chemicals are owned by Dainippon Ink & Chemicals, Inc., a Japanese chemical conglomerate. Prior to joining the Polychrome companies in 1986, he was employed by Union Carbide Corporation for 26 years. Since February 1989, Mr. Mancuso has served on the Board of Directors of Silent Radio, Inc. (formerly LaSalle Capital Corp.).

     MARTIN J. HERMANN has served as a Director, Secretary and General Counsel of the Company since the Company's inception. Mr. Hermann has been secretary of SilentRadio, Inc. since February 1991. Mr. Hermann has been engaged in the private practice of law since 1963.

     DR. ELMER M. LIPSEY has been a Director of the Company since December 24, 1993. Since 1984 he has been the President and Chief Executive Officer of E.M. Lipsey Associates, Inc., a company which he founded to design and manufacture digital communications and navigation equipment and systems. From 1991 to 1995, he was the chief scientist and a director of The LuxCel Group, Inc., a cellular communications company. He has specific expertise on the propagation of radio signals, holds several patents, has published numerous scientific and engineering papers, and was an engineering consultant to the U.S. Air Force and Navy.

     DANIEL D. TRAYNOR has been employed by Acrodyne Industries, Inc., a wholly owned subsidiary of the Company ("Acrodyne"), since 1970, has been the Vice President since 1985 and the General Manager since 1990, and has the responsibility for overall day to day management of Acrodyne, including supervision of production, sales and marketing. Prior to 1970 he held engineering management positions with American Electronics Laboratories.

     DR. TIMOTHY P. HULICK has been Vice President--Engineering of Acrodyne since 1985, with responsibility for product concept, design, and development as well as final test and field service. Dr. Hulick authored Acrodyne's 1989 United States patent for the digital amplitude modulator design concept. Prior to 1985, Dr. Hulick was director of transmitter products development at the Broadcast Products Division of Harris Corporation and president of Electronic Research Corporation.

     Directors will serve in such capacity until the next annual meeting of the stockholders and thereafter or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors on an annual basis and serve at the discretion of the Board or pursuant to an employment agreement.

                              Board of Directors

     The directors of the Company hold office for a term of one year or until the next annual meeting of stockholders and the election and qualification of their successors. The Company's bylaws provide for a Board of Directors comprised of at least one person. The number of directors may be increased or decreased by action of the stockholders or of the directors.

     The Board held two meetings during the fiscal year ended December 31, 1996 at which all directors were present, and acted by unanimous written consent on several occasions. The Company does not have a standing audit, compensation or nominating committee, and the directors nominated for election at the Meeting were nominated by the entire Board.

     Directors are reimbursed for travel and other reasonable expenses related to the Board meetings. Directors are not paid any fees for attending Board meetings.

                            EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by the Company's executive officers, for services provided during fiscal years 1996 and 1995.

SUMMARY COMPENSATION TABLE                                                        Securities
                                                                                  Underlying
Name & Principal Position____________________           Year  Salary    Bonus     Options
A. Robert Mancuso                                       1996  $150,000                 0
  Chairman of the Board and Chief Executive Officer     1995  $150,000  $104,000  37,500
  of the Company and of Acrodyne Industries, Inc.

Daniel Traynor                                          1996  $126,500                 0
   General Manager and Vice President                   1995  $126,500            37,500
   of Acrodyne Industries, Inc.

Dr. Tim Hulick                                          1996    $113,000               0
    Vice President-Engineering                          1995    $113,000          37,500
    of Acrodyne Industries, Inc.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR - NONE

AGGREGATED OPTION EXERCISES FISCAL YEAR AND YEAR-END OPTION VALUES
                                                     Number of
                                                     Securities               Value of
                                                     Underlying               Unexercised
                                                     Unexercised              in-the-money
                                                     Options                  Options
Name                                                 at 12-31-96              at 12-31-96
A. Robert Mancuso                             Exercisable     237,500         $  658,713
                                              Unexercisable         0         $        0
Daniel Traynor                                Exercisable      37,500         $   96,113
                                              Unexercisable         0         $        0
Timothy Hulick                                Exercisable      37,500         $   96,113
                                              Unexercisable         0         $        0
David Meister   *                             Exercisable      37,500         $   96,113
                                              Unexercisable         0         $        0


* Former consulting CFO

                            Employment Agreements

     The Company has entered into a three-year employment agreement (subject to successive two-year renewal terms) with Mr. Mancuso, pursuant to which Mr. Mancuso serves as President, Chief Executive Officer and Chairman of the Board of Directors of the Company at an initial base salary of $150,000 per year commencing October 24,1994. Mr. Mancuso is entitled to receive a bonus equal to the greater of (i) 5% of the Company's earnings before interest and taxes ("EBIT") for each year, or (ii) 10% of the difference between EBIT for the year of the bonus and the previous year's EBIT. Mr. Mancuso was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share pursuant to the terms of his employment agreement of which 33,333 vested on each of January 1, 1995 and 1996 and 33,334 vested on January 1, 1997.
Mr. Mancuso was also granted additional options to purchase 137,500 shares of Common Stock pursuant to the Company's 1993 stock option plan (the "1993 Plan") at an exercise price of $3.50, of which 100,000 and 37,500 shares vested on October 14, 1995 and June 9, 1996, respectively. The Company also provides Mr. Mancuso with an automobile allowance of $900 per month. The agreement also includes a non-competition obligation that extends for two years following the expiration of the agreement or the earlier termination of his employment.

     In addition, the Company has entered into three-year employment agreements with Mr. Traynor as Vice President and General Manager and Dr. Hulick as Vice President-Engineering, respectively of Acrodyne commencing October 24, 1994. Such agreements are subject to one or more two year renewals. Dr. Hulick receives a base salary of $113,000 and Mr. Traynor receives a base salary of $126,500. Each of Dr. Hulick and Mr. Traynor is entitled to an annual bonus of up to 70% of their respective base salaries based upon a schedule of earnings before taxes as a percentage of budgeted earnings before taxes.

                            PRINCIPAL SHAREHOLDERS
     The following table sets forth information with respect to the beneficial ownership of shares of Common Stock as of April 30, 1997, and 8% Preferred Stock as of the same date, by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock or 8% Preferred Stock, (ii) each director, and (iii) all directors and officers as a group:

   (1)                     (2)                      (3)                (4)
Title of              Name & Address          Amount & Nature       Percent of
Class (a)             of Beneficial Owner     of Beneficial Owner   Class
____________          ___________________     ___________________   __________
                           (b)
Common Stock          Daniel Traynor          192,460 shares        4.4%
Common Stock          A. Robert Mancuso       292,500 shares(c)     6.4%
Common Stock          Martin J. Hermann        43,000 shares        1.0%
Common Stock          Dr. Elmer M. Lipsey         -0- shares          0%

Common Stock          All officers and        679,800 shares       14.6%
                      directors as a
                      group (6 persons)

8% Preferred Stock    Furst Associates          4,100 shares       48.2%
8% Preferred Stock    Eagle Partners            2,200 shares       25.9%
8% Preferred Stock    FM Partners               1,700 shares       20.0%
8% Preferred Stock    Dynamic Value Partners      500 shares        5.9%

     (a) None of the officers or directors of the Company beneficially owns any shares of 8% Preferred Stock.

     (b) The address of Messrs. Traynor and Mancuso is c/o the Company, 516 Township Line Road, Blue Bell, Pennsylvania 19422. The address of Dr. Lipsey is 6719 Wemberly Way, McLean, Virginia 22101. The address of Mr. Hermann is
725 Glen Cove Avenue, Glen Head, New York   11545.  The address of Furst
Associates, Eagle Partners and FM Partners is Suite 105, 621 E. Germantown Pike, Plymouth Valley, Pennsylvania 19401-2454. The address of Dynamic Value Partners is 1025 Alhambra Circle, Coral Gables, Florida 33134.

     (c) Includes 237,500 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Mancuso consisting of (i) 137,500 shares of Common Stock issuable pursuant to the Company's 1993 Plan of which 100,000 and 37,500 shares vested on October 14, 1995 and June 9, 1996, respectively (ii) 100,000 shares of Common Stock issuable pursuant to the terms of his employment agreement of which 33,333 vested on each of January 1, 1995 and 1996 and 33,334 vested on January 1, 1997.

Certain Relationships and Related Transactions

     Any future transactions between the Company and any affiliate thereof will be on terms no less favorable to the Company than those which are generally available from unaffiliated third parties and must be ratified by a majority of independent members of the Company's Board of Directors who do not have an interest in such transaction.

     There were no such matters which came before the Board during the year ended December 31, 1996.

                        PROPOSAL II - RATIFICATION OF
                      PRICE WATERHOUSE LLP AS AUDITORS

     Subject to shareholder ratification, the Board of Directors has reappointed the firm of Price Waterhouse LLP as the independent auditors to examine the Company's financial statements for the year 1996. Price Waterhouse has audited the Company's books for the prior three years. Your Directors recommend that shareholders vote FOR such ratification. Ratification of the appointment of auditors would require a majority of the votes cast thereon. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. If the shareholders do not ratify this appointment, other independent auditors will be considered by the Board.

     Representatives of Price Waterhouse are expected to attend the Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

     During 1996, Price Waterhouse also examined the financial statements of the Company's subsidiary, Acrodyne Industries, Inc., and provided other audit services to the Company and subsidiaries in connection with filings with the Securities and Exchange Commission (the "SEC") and review of financial statements and provided tax services.

                     BOARD OF DIRECTORS' RECOMMENDATIONS

     The Board of Directors unanimously recommends that the shareholders vote "FOR" the foregoing Proposals.

                            SHAREHOLDERS PROPOSALS

     Shareholders who wish to present proposals at the 1998 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than January 29, 1998 for inclusion in next year's Proxy Statement and Proxy Card.

                         ANNUAL REPORT ON FORM 10-KSB

     Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-KSB filed with the Commission for the year ended December 31, 1996. This request should be directed to the Corporate Secretary, Acrodyne Communications, Inc., 516 Township Line Road, Blue Bell, PA 19422.

                     COMPLIANCE WITH SECTION 16(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Directors, executive officers and greater-than-ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) report they file.

     Based solely on a review of the copies of such furnished to the Company, or written representation that no Form 5 was required, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis during the past fiscal year.

                             GENERAL INFORMATION

     The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, solicit proxies either personally or by telephone, telegram or special letter.

     At this time, the Board knows of no other business that will come before the Meeting. However, if any other matters properly come before the Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.


                                            By Order of the Board of Directors

                                            /s/ Martin J. Hermann

                                            Martin J. Hermann, Secretary

                                            May 9, 1997

                        ACRODYNE COMMUNICATIONS, INC.
                        -----------------------------

                                    PROXY

                 Annual Meeting of Stockholders, June 9, 1997
             Proxy Solicited on behalf of the Board of Directors
                        -----------------------------

     The undersigned, a stockholder of Acrodyne Communications, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint
A. Robert Mancuso the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on June 9, 1997 at Acrodyne Communications, Inc., 516 Township Line Road, Blue Bell, PA 19422 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

     The undersigned hereby instructs said proxies or their substitutes as set forth below.

1.	ELECTION OF DIRECTORS:

        FOR ALL OF THE NOMINEES LISTED        WITHHOLD AUTHORITY TO VOTE FOR
        BELOW (EXCEPT AS MARKED TO            ALL OF THE NOMINEES AS INDICATED
        THE CONTRARY).                        BELOW.

     (INSTRUCTION: To withhold authority to vote for any nominee, draw a line through that nominee's name below)

                   A. Robert Mancuso     Daniel D. Traynor
                  Dr. Elmer M. Lipsey     Martin J. Hermann

2.	RATIFICATION OF PRICE WATERHOUSE LLP AS COMPANY'S AUDITORS:
                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3.	DISCRETIONARY AUTHORITY:

     To vote with discretionary authority with respect to all other matters that may properly come before the Meeting.


     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS, TO RATIFY PRICE WATERHOUSE AS AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

     The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting, dated May 9, 1997.

                                Please mark, date, sign and mail this proxy in the envelope provided for this purpose.

                                Dated: _________________________________, 1997

                                ______________________________________________

                                ______________________________________________
                                                  Signatures(s)


                                NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY.